EATON VANCE SMALL-CAP VALUE FUND

Supplement to Summary Prospectus dated May 1, 2013

The following replaces “Portfolio Managers.” under “Management”:

Portfolio Managers.  The Fund is managed by a team comprised of:

Gregory R. Greene, Vice President of BMR, Co-Director of Fox Asset Management LLC (“Fox”) and Team Leader, who has co-managed the Fund since 2006;

J. Bradley Ohlmuller, Vice President of BMR and Equity Portfolio Manager of Fox, who has co-managed the Fund since 2005; and

Patrick J. O’Brien, Vice President of BMR and Equity Portfolio Manager of Fox, who has co-managed the Fund since 2013.

November 21, 2013	7889-11/13

EATON VANCE BALANCED FUND

EATON VANCE DIVIDEND BUILDER FUND

EATON VANCE LARGE-CAP CORE RESEARCH FUND

EATON VANCE LARGE-CAP GROWTH FUND

EATON VANCE LARGE-CAP VALUE FUND

EATON VANCE REAL ESTATE FUND

EATON VANCE SMALL-CAP FUND

EATON VANCE SMALL-CAP VALUE FUND

EATON VANCE SPECIAL EQUITIES FUND

Supplement to Prospectus dated May 1, 2013

1.  The following replaces the third paragraph under “Principal Investment Strategies” in “Fund Summaries – Eaton Vance Dividend Builder Fund”:

The portfolio manager seeks to purchase securities that he believes are reasonably priced in relation to their fundamental value and that may produce attractive levels of dividend income and offer the potential for dividend growth, while growing in value over time. The portfolio manager may also seek to purchase companies that he believes have the potential to initiate or reinstate a dividend in the foreseeable future. Portfolio securities are selected by a team of investment research analysts in the investment adviser’s equity research group working together with the portfolio manager.  In making recommendations for the portfolio, the team of equity research analysts makes investment judgments primarily on the basis of fundamental research analysis.  Fundamental research involves, (among other factors) a company’s earnings or cash flow capabilities, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness, and estimates of the company’s net value. The portfolio manager also uses quantitative portfolio optimization and risk management techniques in constructing the portfolio. The portfolio manager may sell a security when the investment adviser’s price objective for the stock is reached or the fundamentals of the company deteriorate or to pursue more attractive investment options. The portfolio manager seeks to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by utilizing fundamental analysis of risk/return characteristics and quantitative portfolio optimization in securities selection.

2.  The following replaces “Risks Associated with Active Management.” under “Principal Risks” in “Fund Summaries – Eaton Vance Dividend Builder Fund”:

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the ability of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective. Subjective decisions may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized. The investment adviser also uses quantitative portfolio optimization and risk management techniques in making investment decisions for the Fund.  There can be no assurance that these techniques will achieve the desired results.

3.  The following replaces “Portfolio Managers” under “Management” in “Fund Summaries – Eaton Vance Dividend Builder Fund”:

Portfolio Manager.  The Portfolio is managed by Charles B. Gaffney, Vice President of BMR, who has managed the Portfolio since 2007.

4.  The following replaces “Portfolio Managers.” under “Management” in “Fund Summaries – Eaton Vance Small-Cap Value Fund”:

Portfolio Managers.  The Fund is managed by a team comprised of:

Gregory R. Greene, Vice President of BMR, Co-Director of Fox Asset Management LLC (“Fox”) and Team Leader, who has co-managed the Fund since 2006;

J. Bradley Ohlmuller, Vice President of BMR and Equity Portfolio Manager of Fox, who has co-managed the Fund since 2005; and

Patrick J. O’Brien, Vice President of BMR and Equity Portfolio Manager of Fox, who has co-managed the Fund since 2013.

5.  The following replaces the third paragraph under “Dividend Builder Portfolio.” in “Management and Organization”:

Charles B. Gaffney has served as the portfolio manager of Dividend Builder Portfolio since 2007.  Mr. Gaffney has been a Vice President of Eaton Vance for more than five years and is a portfolio manager and the Director of Equity Research.

6.  The following replaces the third paragraph under “Small-Cap Value Fund.” in “Management and Organization”:

Small-Cap Value Fund is managed by a team of three portfolio managers led by Gregory R. Greene.  Mr. Greene has served as a portfolio manager since March 2006.  Mr. Greene is a Vice President of BMR since March 2012, Co-Director of Fox and is a member of the Fox Investment Committee, manages other investment portfolios and has been employed by Fox for more than five years.  Other members of the team are J. Bradley Ohlmuller and Patrick J. O’Brien, who both manage other Eaton Vance portfolios.  Mr. Ohlmuller has served as a portfolio manager since November 2005, is a Vice President of BMR since March 2012, an Equity Portfolio Manager of Fox and member of the Fox Investment Committee and has been employed by Fox for more than five years.  Mr. O’Brien has served as a portfolio manager since November 2013, is a Vice President of BMR since November 2013, an Equity Portfolio Manager of Fox and has been a member of its Research Group and the Fox Investment Committee since October 2012.  Prior to joining Fox in October 2012, Mr. O’Brien was a portfolio manager and analyst with Brown Advisory/ABIM since 2001.

November 21, 2013	7894-11/13

EATON VANCE BALANCED FUND

EATON VANCE DIVIDEND BUILDER FUND

EATON VANCE LARGE-CAP CORE RESEARCH FUND

EATON VANCE LARGE-CAP GROWTH FUND

EATON VANCE LARGE-CAP VALUE FUND

EATON VANCE REAL ESTATE FUND

EATON VANCE SMALL-CAP FUND

EATON VANCE SMALL-CAP VALUE FUND

EATON VANCE SPECIAL EQUITIES FUND

Supplement to Statement of Additional Information dated May 1, 2013

1. The following changes are made to the list of “Principal Officers who are not Trustees” under “Management and Organization”:

Judith A. Saryan is removed and Charles B. Gaffney now serves as the President of DBP and LCCRP since 2013 and 2011, respectively.

2. The following changes are made with respect to the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

Judith A. Saryan is removed from the tables for Dividend Builder Fund.  The following replaces information about Robert J. Milmore:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Patrick J. O’Brien*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*

As of September 30, 2013.

The following table shows the dollar range of shares of a Fund beneficially owned by its portfolio manager(s) as of the Funds’ most recent fiscal year ended December 31, 2012 and in the Eaton Vance family of funds as of December 31, 2012.  Interests in a Portfolio cannot be purchased by a portfolio manager.

Fund Name and Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in all Registered Funds in the Eaton Vance Family of Funds
Small-Cap Value Fund
Patrick J. O’Brien	$1 - $10,000*	None

*

As of September 30, 2013.

November 21, 2013